UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Comerica Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Admission Ticket
Online
Go to www.envisionreports.com/CMA or scan the QR code – login details are located in the shaded bar below.
Votes submitted electronically or by telephone must be received by 11:59 PM, Central Time, on April 27, 2020. For shares held in Comerica’s employee benefits plans, the deadline is 11:59 PM, Central Time, on April 26, 2020.

Important Notice Regarding the Availability of Proxy Materials for the

Comerica Incorporated Shareholder Meeting to be Held on April 28, 2020.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/CMA.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 14, 2020 to facilitate timely delivery.

Comerica Incorporated’s Annual Meeting of Shareholders will be held on Tuesday, April 28, 2020, 9:30 a.m., Central Time at Comerica Bank Tower, 1717 Main Street, 4th Floor, Dallas, Texas 75201.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

ELECTION OF DIRECTORS – The Board of Directors recommends a vote FOR all of the listed nominees.

1.	Nominees:

01 - Michael E. Collins

02 - Roger A. Cregg

03 - T. Kevin DeNicola

04 - Curtis C. Farmer

05 - Jacqueline P. Kane

06 - Richard G. Lindner

07 - Barbara R. Smith

08 - Robert S. Taubman

09 - Reginald M. Turner, Jr.

10 - Nina G. Vaca

11 - Michael G. Van de Ven

DIRECTOR PROPOSALS – The Board of Directors recommends a vote FOR Items 2 and 3.

2.	Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm
3.	Approval of a Non-Binding, Advisory Proposal Approving Executive Compensation

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Directions to the Comerica Incorporated Annual Meeting are available in the proxy statement which can be viewed at www.envisionreports.com/CMA.

2020 Annual Meeting Admission Ticket

2020 Annual Meeting of COMERICA INCORPORATED SHAREHOLDERS

Tuesday, April 28, 2020, 9:30 a.m., Central Time

Comerica Bank Tower

1717 Main Street, 4th Floor

Dallas, Texas 75201

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–	Internet - Go to www.envisionreports.com/CMA. Click Cast Your Vote or Request Materials.
–	Phone - Call us free of charge at 1-866-641-4276.
–

Email - Send an email to investorvote@computershare.com with “Proxy Materials Comerica Incorporated” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 14, 2020.